UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2006
Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1 IMATION PLACE
OAKDALE, MINNESOTA	55128

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (651) 704-4000
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

SIGNATURE
Amended and Restated Bylaws (to be effective May 3, 2006)
Form of Amendment to 2004 and 2005 Executive Officer Option Agreements under the 2000 Employee Stock Incentive Plan
Form of Amendment to Executive Officer Restricted Stock Award Agreements under the 2000 Employee Stock Incentive Plan
Amendment to Mr. Henderson's Performance Option Agreement
Amendment to Mr. Russomanno's Performance Option Agreement
Form of Amendment to Executive Officer Option Agreements under the 2005 Stock Incentive Plan
Form of Amendment to Executive Officer Restricted Stock Award Agreements under the 2005 Stock Incentive Plan
Form of Amendment to 2005 Stock Option Agreements for Non-employee Directors
Form of Amendment to 2005 Restricted Stock Award Agreements for Non-employee Directors
2005 Director Compensation Program, as amended
Form of Executive Officer Option Agreement
Form of Executive Officer Restricted Stock Award Agreement
Form of Non-employee Director Option Agreement
Form of Non-employee Director Restricted Stock Award Agreement

Item 1.01 Entry into a Material Definitive Agreement
(a) On February 7, 2006, the Compensation Committee of the Board of Directors of Imation Corp. (“Imation” or the “Company”) approved the following amendments:
•	Form of Amendment to 2004 and 2005 Executive Officer Option Agreements under the 2000 Stock Incentive Plan

•	Form of Amendment to Executive Officer Restricted Stock Award Agreements under the 2000 Stock Incentive Plan

•	Amendment to Mr. Henderson’s Performance Option Agreement

•	Amendment to Mr. Russomanno’s Performance Option Agreement

•	Form of Amendment to Executive Officer Option Agreements under the 2005 Stock Incentive Plan

•	Form of Amendment to Executive Officer Restricted Stock Award Agreements under the 2005 Stock Incentive Plan

•	Form of Amendment to 2005 Stock Option Agreements for Non-employee Directors

•	Form of Amendment to 2005 Restricted Stock Award Agreements for Non-employee Directors
On February 8, 2006, the Board of Directors of the Company approved the 2005 Directors Compensation Program, as amended.
     All of the amendments referred to above (except the amendment to the 2005 Directors Compensation Program) revised the definitions of Change of Control in each of the amended agreements so that they are uniform. The primary changes effected by those amendments include the following:
•	The ownership percentage by a person, entity or group of the voting power of the Company’s voting securities or common stock (as a result of an acquisition or series of related acquisitions) that would constitute a Change of Control is now 35% under each of the amended agreements. It had previously varied from 30% to 35%, depending upon the agreement. Moreover, prior to the amendments, most of the agreements had provided that any common stock purchases pursuant to a tender offer or exchange offer, regardless of size, also would constitute a Change of Control.

•	The amendments deleted the exception that previously existed in most of the agreements for a Change of Control resulting from stock ownership or a business combination approved by certain directors of the Company.

•	Prior to the amendments, most of the agreements provided that a Change of Control also would be triggered by shareholder approval of mergers, sales of substantially all assets, and similar business combinations. The amendments delay that trigger until the business combination actually occurs.

•	The amendments provide that a business combination does not trigger a Change of Control if the shareholders of Imation continue to beneficially own pro rata a majority of the common stock and voting power of voting securities (or comparable equity interests) of the entity surviving or resulting from a business combination and no person, entity or group beneficially owns 35% or more of such stock, as long as a majority of the board of the surviving or acquiring entity served on Imation’s Board of Directors prior to the transaction.
As was the case prior to the amendments, the occurrence of a Change of Control under the new uniform definition does not trigger acceleration of awards of executive officers or payment obligations to executive officers under any of the agreements unless the executive officer ceases to be an employee following the Change of Control.
     The definition of Change in Control in the 2005 Directors Compensation Program has been amended to be comparable to the uniform definition in the other amended agreements, except to the extent necessary to avoid adverse Federal tax consequences under Section 409A of the Internal Revenue Code (“Code”). Section 409A was added to the Code by the American Jobs Creation Act of 2004 and governs as a general matter the Federal income tax treatment of deferred compensation. The major change from the pre-amended definition in the program is that the amendment added a Change in Control trigger for certain mergers and sales of substantially all assets of the Company.
     In addition to the modifications to the Change of Control definitions, the amendments modified certain of the agreements in other respects, including the following:
•	The amendments to the forms of option agreement and restricted stock award agreement for executive officers under the 2000 Stock Incentive Plan and the 2005 Stock Incentive Plan attached as Exhibits 10.1, 10.2, 10.5 and 10.6, respectively, provide that accelerated vesting occurs after a Change of Control only if the Company terminates the executive officer’s employment, not if the executive officer voluntarily terminates employment.

•	All of the amendments approved on February 7, 2006 to existing option agreements for executive officers and non-employee directors (other than the performance option agreements attached as Exhibits 10.3 and 10.4) permit, but do not obligate, the Compensation Committee to accelerate options prior to mergers and similar transactions and then cancel the options for the per share spread between the merger or acquisition price and the exercise price to facilitate merger and acquisition transactions. The performance option agreements with Mr. Henderson and Mr. Russomanno attached as Exhibits 10.3 and 10.4 permit, but do not obligate, the Compensation Committee to cancel all of the options in exchange for the payment, if any, that would put those executives in the same financial position they would have been in under the terms of their respective agreements if the Company had terminated such executive’s employment at the time of the Change of Control and the executive had exercised, immediately prior to the merger or acquisition, only those options that would have accelerated under the terms of the agreement upon such termination of employment.

•	The amendments to the performance option agreements with Mr. Henderson and Mr. Russomanno (attached as Exhibits 10.3 and 10.4) extend from one year to two years the period after a Change of Control that a termination of employment entitles the participant to possible acceleration of options.
     No amendment will be effective until signed by the Company and the other party to the agreement.
     (b) On February 7, 2006, the Compensation Committee of the Board of Directors of the Company also approved the following agreements with respect to future grants of options and restricted stock awards to executive officers and non-employee directors:
•	Form of Executive Officer Option Agreement

•	Form of Executive Officer Restricted Stock Award Agreement

•	Form of Non-employee Director Option Agreement

•	Form of Non-employee Director Restricted Stock Award Agreement
     These agreements are comparable to those previously filed for 2005 awards, as amended by the foregoing amendments, except that:
•	Future awards of stock options and restricted stock to non-employee directors will vest in full on the first anniversary of the date of grant if the director has continuously served on the Board of the Company from the date of grant. The 2005 awards to non-employee directors provide for 25% vesting per year during a four-year period.

•	Future options to non-employee directors that accelerate upon a Change of Control would be exercisable until six months after a director ceases to serve on the Board following the Change of Control rather than until six months after the Change of Control
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On February 8, 2006, the Board of Directors of the Company amended Article II, Section 6 and Article III, Section 4 of the Company’s Bylaws relating to required advance notices by stockholders of business to be conducted and directors to be nominated at annual meetings of stockholders of the Company. The amendment applies to annual meetings following the 2006 annual meeting of stockholders.

     The amendment provides that such notices must generally be received by the Secretary of the Company at least 90 days prior to the anniversary date of the immediately preceding annual meeting. Prior to the amendment, the required period was not more than 90 or less than 60 days prior to the anniversary date of the immediately preceding annual meeting.
     Under the amendment, the requisite period of notice is adjusted if the annual meeting is not within 30 days before or after the anniversary date of the previous year’s annual meeting. Prior to the amendment, the same adjustment occurred if the annual meeting was not within 10 days before or after the anniversary date of the previous year’s annual meeting. The amended and restated bylaws are attached as Exhibit 3.1.
EXHIBIT INDEX

Exhibit	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company (to be effective May 3, 2006)

10.1	Form of Amendment to 2004 and 2005 Executive Officer Option Agreements under the 2000 Employee Stock Incentive Plan

10.2	Form of Amendment to Executive Officer Restricted Stock Award Agreements under the 2000 Employee Stock Incentive Plan

10.3	Amendment to Mr. Henderson’s Performance Option Agreement

10.4	Amendment to Mr. Russomanno’s Performance Option Agreement

10.5	Form of Amendment to Executive Officer Option Agreements under the 2005 Stock Incentive Plan

10.6	Form of Amendment to Executive Officer Restricted Stock Award Agreements under the 2005 Stock Incentive Plan

10.7	Form of Amendment to 2005 Stock Option Agreements for Non-employee Directors

10.8	Form of Amendment to 2005 Restricted Stock Award Agreements for Non-employee Directors

10.9	2005 Director Compensation Program, as amended

10.10	Form of Executive Officer Option Agreement

10.11	Form of Executive Officer Restricted Stock Award Agreement

10.12	Form of Non-employee Director Option Agreement

10.13	Form of Non-employee Director Restricted Stock Award Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                    Imation Corp.
                         (REGISTRANT)

Date: February 13, 2006	By:	/s/ Paul R. Zeller

Paul R. Zeller
Vice President, Chief Financial Officer